DELAWARE GROUP EQUITY FUNDS I

Delaware Balanced Fund
(the "Fund")

Supplement to the Fund's Prospectuses
Dated February 28, 2008

The following replaces the information in the section "Who manages the Fund - Portfolio managers."

Portfolio managers
D. Tysen Nutt, Jr., Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani, Nashira S. Wynn and Kristen E. Bartholdson have primary responsibility for making day-to-day investment decisions for the equity portion of the Fund. Messrs. Nutt, Lombardi, and Vogel assumed responsibility for the Fund in March 2005; Mr. Lalvani and Ms. Wynn assumed responsibility for the Fund in October 2006; and Ms. Bartholdson assumed responsibility for the Fund in December 2008.

Paul Grillo, Roger A. Early, Thomas H. Chow, and Kevin P. Loome have primary responsibility for making day-to-day investment decisions for the fixed income portion of the Fund. Mr. Grillo has been managing the fixed income portion of the Fund since April 2000. Messrs. Early and Chow assumed responsibility for the Fund in May 2007. Mr. Loome assumed responsibility for the Fund in August 2007.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader - Large-Cap Value Focus Equity
Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager
Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager
Mr. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor's degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn, Vice President, Portfolio Manager
Ms. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended England's Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate.

Kristen E. Bartholdson, Vice President, Portfolio Manager
Kristen E. Bartholdson is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining the firm in 2006, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Ms. Bartholdson earned her bachelor's degree in economics from Princeton University.

Paul Grillo, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Grillo joined Delaware Investments in 1992 and is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Senior Portfolio Manager
Mr. Early is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. Mr. Early re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He joined Delaware Investments in 1994 after 10 years at Federated Investors. Mr. Early earned his bachelor's degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of The CFA Society of Philadelphia.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Chow is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree in business analysis from Indiana University, and he is a Fellow, Life Management Institute.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor's degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Please keep this supplement for future reference

This Supplement is dated December 8, 2008.